UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2012

SELECT MEDICAL HOLDINGS CORPORATION SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034 Mechanicsburg, PA 17055

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 972-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Select Medical Holdings Corporation (the “Company”) is filing this Amendment No. 1 (this “Amendment No. 1”) to its Current Report on Form 8-K filed on January 9, 2012 (the “Original Filing”) for the sole purpose of correcting an error on slide 30 of the presentation that was originally filed as Exhibit 99.1 to the Original Filing. As previously filed, slide 30 of the presentation reflected incorrect data, which has been corrected on Exhibit 99.1 to this Amendment No. 1. No other changes have been made to the Original Filing.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and furnished for purposes of Regulation FD is a replacement of slide 30 of the presentation to be given by Select Medical Holdings Corporation on Monday, January 9, 2012 at the J.P. Morgan Healthcare Conference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Slide 30 of the Select Medical Holdings Corporation Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION SELECT MEDICAL CORPORATION

Date: January 9, 2012	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide 30 of the Select Medical Holdings Corporation Presentation.